Exhibit 99.1
Darden Restaurants Reports Fiscal 2025 Fourth Quarter and Full Year Results;
Increases Quarterly Dividend;
Authorizes New $1 Billion Share Repurchase Program;
And Provides Fiscal 2026 Outlook

ORLANDO, Fla., June 20, 2025 /PRNewswire/ -- Darden Restaurants, Inc. (NYSE:DRI) today reported its financial results for the fourth quarter and fiscal year ended May 25, 2025.

Fourth Quarter 2025 Financial Highlights
•Total sales increased 10.6% to $3.3 billion driven by a blended same-restaurant sales1 increase of 4.6% and sales from the acquisition of 103 Chuy's Tex Mex (Chuy's) restaurants and 25 net new restaurants
•Same-restaurant sales:

Consolidated Darden[1]	4.6%
Olive Garden	6.9%
LongHorn Steakhouse	6.7%
Fine Dining	(3.3)%
Other Business[1]	1.2%
•Reported diluted net earnings per share from continuing operations were $2.58
•Excluding $0.40 of Chuy's transaction and integration related costs and costs from restaurant closures, adjusted diluted net earnings per share from continuing operations were $2.98, an increase of 12.5%3
•The Company repurchased $51 million of its outstanding common stock

Fiscal 2025 Financial Highlights
•Total sales increased 6.0% to $12.1 billion driven by a blended same-restaurant sales1, 2 increase of 2.0% and sales from the acquisition of 103 Chuy's restaurants and 25 net new restaurants
•Same-restaurant sales:

Consolidated Darden[1,2]	2.0%
Olive Garden	1.7%
LongHorn Steakhouse	5.1%
Fine Dining[2]	(3.0)%
Other Business[1]	0.2%
•Reported diluted net earnings per share from continuing operations were $8.88
•Excluding $0.67 of Chuy's transaction and integration related costs and costs from restaurant closures, adjusted diluted net earnings per share from continuing operations were $9.55, an increase of 7.5%3

“We had a strong quarter with same-restaurant sales and earnings growth that exceeded our expectations,” said Darden President & CEO Rick Cardenas. “Our adherence to our winning strategy, anchored in our four competitive advantages and being brilliant with the basics, led to a successful year. Our strategy remains the right one for the company, and we will continue to execute it to drive growth and long-term shareholder value.”

[1] Will not include Chuy's until they have been owned and operated by Darden for a 16-month period (Q4 Fiscal 2026)
[2] Does not include Ruth's Chris as they were not owned and operated by Darden for a 16-month period at the beginning of Fiscal 2025
[3] See the "Non-GAAP Information" below for more details

Segment Performance
During the fourth quarter of fiscal 2025, the Company changed its reporting of segment profit to exclude pre-opening costs. Fiscal 2024 figures were recast for comparability. Segment profit represents sales, less costs for food and beverage, restaurant labor, restaurant expenses and marketing expenses. Segment profit excludes non-cash real estate related expenses. Sales and profits from Chuy's restaurants are included within the Other Business segment from the date of acquisition forward.

	Q4 Sales		Q4 Segment Profit
($ in millions)	2025	2024	2025	2024
Consolidated Darden	$3,271.7	$2,957.3
Olive Garden	$1,381.0	$1,277.5	$328.4	$291.4
LongHorn Steakhouse	$833.8	$762.7	$167.8	$147.2
Fine Dining	$334.6	$327.1	$62.9	$64.6
Other Business	$722.3	$590.0	$126.3	$102.5

	Annual Sales		Annual Segment Profit
($ in millions)	2025	2024	2025	2024
Consolidated Darden	$12,076.7	$11,390.0
Olive Garden	$5,212.9	$5,067.0	$1,163.9	$1,117.4
LongHorn Steakhouse	$3,025.5	$2,806.2	$582.7	$516.8
Fine Dining	$1,304.8	$1,291.5	$242.5	$245.0
Other Business	$2,533.5	$2,225.3	$397.4	$340.3

Dividend Declared
Darden's Board of Directors declared a quarterly cash dividend of $1.50 per share on the Company's outstanding common stock, a 7.1% increase from third quarter fiscal 2025. The dividend is payable on August 1, 2025 to shareholders of record at the close of business on July 10, 2025.

Share Repurchase Program
During the quarter, the Company repurchased approximately 0.2 million shares of its common stock for a total of $51 million. In addition, on Wednesday, June 18, 2025, Darden's Board of Directors authorized a new share repurchase program under which the Company may repurchase up to $1 billion of its outstanding common stock. This repurchase program does not have an expiration and replaces the previously existing share repurchase authorization.

“Our long-term framework calls for 10-15% Total Shareholder Return over time,” said Darden CFO Raj Vennam. “Over our 30-year history as a public company, Darden has achieved an annualized total shareholder return of 10% or greater over any 10 fiscal-year period. This level of performance reflects the strength of our operating model and the durability of the cash flows it generates.”

Fiscal 2026 Financial Outlook
Below is the full year financial outlook for fiscal 2026, which includes a 53rd week. This outlook includes the impact of the additional week. We will provide more details during our investor conference call scheduled for this morning at 8:30 am ET.

•Total sales growth of 7% to 8%, including approximately 2% growth related to the 53rd week
•Same-restaurant sales4 growth of 2% to 3.5%
•New restaurant openings of 60 to 65

•Total capital spending of $700 to $750 million
•Total inflation of 2.5% to 3.0%
•An effective tax rate of approximately 13%
•Diluted net earnings per share from continuing operations of $10.50 to $10.70, including:
◦Approximately $0.20 related to the addition of the 53rd week
•Approximately 117 million weighted average diluted shares outstanding

[4] Annual same-restaurant sales is a 52-week metric and excludes the impact of Chuy’s, which will not have been owned and operated by Darden for a 16-month period prior to the beginning of Fiscal 2026, as well as any additional locations not expected to be operated by Darden for the entirety of the fiscal year.

Annual Meeting of Shareholders
Darden will hold its Annual Meeting of Shareholders on September 17, 2025. The meeting will be held in a virtual format only. The record date for shareholders to vote in the Annual Meeting is July 23, 2025.

Investor Conference Call
The Company will host a conference call and slide presentation on Friday, June 20, 2025 at 8:30 am ET to review its recent financial performance. To listen to the call live, please go to https://event.choruscall.com/mediaframe/webcast.html?webcastid=7QyRH4t8. Please allow extra time prior to the call to visit the site and download any software required to listen to the webcast. Prior to the call, a slide presentation will be posted on the Investor Relations section of our website at: www.darden.com. For those who cannot access the Internet, please dial 1-877-407-9219. For those who cannot listen to the live broadcast, a replay will be available shortly after the call.

About Darden
Darden is a restaurant company featuring a portfolio of differentiated brands that include Olive Garden, LongHorn Steakhouse, Yard House, Ruth’s Chris Steak House, Cheddar's Scratch Kitchen, The Capital Grille, Chuy's, Seasons 52, Eddie V’s and Bahama Breeze. For more information, please visit www.darden.com.

Information About Forward-Looking Statements
Forward-looking statements in this communication regarding our expected earnings performance and all other statements that are not historical facts, including without limitation statements concerning our future economic performance, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are first made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. We wish to caution investors not to place undue reliance on any such forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. The most significant of these uncertainties are described in Darden's Form 10-K, Form 10-Q and Form 8-K reports. These risks and uncertainties include: a failure to address cost pressures and a failure to effectively deliver cost management activities, economic factors and their impacts on the restaurant industry and general macroeconomic factors including unemployment, energy prices, tariffs and interest rates, the inability to hire, train, reward and retain restaurant team members, a failure to develop and recruit effective leaders, labor and insurance costs, health concerns including food-related pandemics or outbreaks of flu or other viruses, food safety and food-borne illness concerns, technology failures including failure to maintain a secure cyber network, compliance with privacy and data protection laws and risks of failures or breaches of our data protection systems, the inability to successfully complete our integration of Chuy's Holdings operations into our business, risks relating to public policy changes and federal, state and local regulation of our business, intense competition, changing consumer preferences, an inability or failure to manage the accelerated impact of social media, a failure to execute innovative marketing and guest relationship tactics, climate change, adverse weather conditions and natural disasters, long-term and non-cancelable property leases, failure to execute a business continuity plan following a disaster, shortages or interruptions in the delivery of food and other products and services, failure to drive profitable sales growth, a lack of availability of suitable locations for new restaurants, higher-than-anticipated costs to open, close, relocate or remodel restaurants, risks of doing business with franchisees, licensees and vendors in foreign markets, volatility in the market value of derivatives, volatility leading to the inability to hedge equity compensation market exposure, failure to protect our intellectual property, environmental, social and governance risk, including disclosure expectations and the impacts of third party ratings, litigation, unfavorable publicity, disruptions in the financial markets, impairment in the carrying value of our goodwill or other intangible assets, changes in tax laws or unanticipated tax liabilities, failure of our internal controls over financial reporting and other factors and uncertainties discussed from time to time in reports filed by Darden with the Securities and Exchange Commission.

Non-GAAP Information
The information in this press release includes financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”), such as adjusted diluted net earnings per share from continuing operations. The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP measures are included in this release.

(Analysts) Courtney Aquilla, (407) 245-5054; (Media) Rich Jeffers, (407) 245-4189

Fiscal Q4 Reported to Adjusted Earnings Reconciliation
	Q4 2025				Q4 2024
$ in millions, except per share amounts	Earnings Before Income Tax	Income Tax Expense	Net Earnings	Diluted Net Earnings Per Share	Earnings Before Income Tax	Income Tax Expense	Net Earnings	Diluted Net Earnings Per Share
Reported Earnings from Continuing Operations	$336.5	$32.5	$304.0	$2.58	$360.0	$50.0	$310.0	$2.58
% Change vs Prior Year				—%
Adjustments:
Transaction and integration related costs[5]	7.0	2.1	4.9	0.04	7.4	(0.8)	8.2	0.07
Impairment on restaurant disposition[6]	47.7	11.9	35.8	0.30
Restaurant closing costs[7]	9.2	2.3	6.9	0.06
Adjusted Earnings from Continuing Operations	$400.4	$48.8	$351.6	$2.98	$367.4	$49.2	$318.2	$2.65
% Change vs Prior Year				12.5%

Fiscal YTD Reported to Adjusted Earnings Reconciliation
	2025				2024
$ in millions, except per share amounts	Earnings Before Income Tax	Income Tax Expense	Net Earnings	Diluted Net Earnings Per Share	Earnings Before Income Tax	Income Tax Expense	Net Earnings	Diluted Net Earnings Per Share
Reported Earnings from Continuing Operations	$1,187.2	$136.2	$1,051.0	$8.88	$1,175.5	$145.0	$1,030.5	$8.53
% Change vs Prior Year				4.1%
Adjustments:
Transaction and integration related costs[5]	44.6	7.9	36.7	0.31	51.8	9.7	42.1	0.35
Impairment on restaurant disposition[6]	47.7	11.9	35.8	0.30
Restaurant closing costs[7]	9.2	2.3	6.9	0.06
Adjusted Earnings from Continuing Operations	$1,288.7	$158.3	$1,130.4	$9.55	$1,227.3	$154.7	$1,072.6	$8.88
% Change vs Prior Year				7.5%

5 In Fiscal 2025, Chuy's associated costs. In Fiscal 2024, Ruth's Chris associated costs.
[6] Fiscal 2025 non-cash asset impairment charges related to 22 underperforming restaurants that were permanently closed during the fourth quarter.
[7] Includes cash expenses of approximately $8 million for severance and benefits related to 22 underperforming restaurants that were permanently closed during the fourth quarter.

DARDEN RESTAURANTS, INC.
NUMBER OF COMPANY-OWNED RESTAURANTS

	5/25/25	5/26/24
Olive Garden	935	920
LongHorn Steakhouse	591	575
Cheddar's Scratch Kitchen	181	181
Chuy's	108	—
Yard House	88	88
Ruth's Chris	82	80
The Capital Grille	71	66
Seasons 52	43	44
Eddie V's	29	30
Bahama Breeze	28	43
The Capital Burger	3	4
Darden Continuing Operations	2,159	2,031

DARDEN RESTAURANTS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(In millions, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	5/25/2025	5/26/2024	5/25/2025	5/26/2024
Sales	$3,271.7	$2,957.3	$12,076.7	$11,390.0
Costs and expenses:
Food and beverage	983.9	906.9	3,657.0	3,523.9
Restaurant labor	1,022.0	926.0	3,833.1	3,619.3
Restaurant expenses	517.1	462.7	1,944.0	1,812.3
Marketing expenses	41.0	37.3	169.9	144.5
Pre-opening costs	8.7	5.0	24.8	24.3
General and administrative expenses	133.1	102.9	520.3	479.2
Depreciation and amortization	135.0	119.7	516.1	459.9
Impairments and disposal of assets, net	48.1	1.4	49.2	12.4
Total operating costs and expenses	$2,888.9	$2,561.9	$10,714.4	$10,075.8
Operating income	382.8	395.4	1,362.3	1,314.2
Interest, net	46.3	35.4	175.1	138.7
Earnings before income taxes	336.5	360.0	1,187.2	1,175.5
Income tax expense	32.5	50.0	136.2	145.0
Earnings from continuing operations	$304.0	$310.0	$1,051.0	$1,030.5
Losses from discontinued operations, net of tax benefit of $0.1, $0.7, $0.8 and $1.7, respectively	(0.2)	(1.9)	(1.4)	(2.9)
Net earnings	$303.8	$308.1	$1,049.6	$1,027.6
Basic net earnings per share:
Earnings from continuing operations	$2.60	$2.60	$8.94	$8.59
Losses from discontinued operations	(0.01)	(0.02)	(0.01)	(0.02)
Net earnings	$2.59	$2.58	$8.93	$8.57
Diluted net earnings per share:
Earnings from continuing operations	$2.58	$2.58	$8.88	$8.53
Losses from discontinued operations	—	(0.01)	(0.02)	(0.02)
Net earnings	$2.58	$2.57	$8.86	$8.51
Average number of common shares outstanding:
Basic	117.1	119.2	117.5	119.9
Diluted	117.9	120.1	118.4	120.8

DARDEN RESTAURANTS, INC.
CONSOLIDATED BALANCE SHEETS
(In millions)

	5/25/2025	5/26/2024
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$240.0	$194.8
Receivables, net	93.8	79.1
Inventories	311.6	290.5
Prepaid income taxes	135.6	121.7
Prepaid expenses and other current assets	156.7	136.7
Total current assets	$937.7	$822.8
Land, buildings and equipment, net	4,716.0	4,184.3
Operating lease right-of-use assets	3,555.9	3,429.3
Goodwill	1,659.4	1,391.0
Trademarks	1,346.4	1,148.0
Other assets	371.6	347.6
Total assets	$12,587.0	$11,323.0
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$439.6	$399.5
Short-term debt	—	86.8
Accrued payroll	207.5	190.1
Accrued income taxes	4.7	6.1
Other accrued taxes	83.0	71.0
Unearned revenues	599.4	591.8
Other current liabilities	913.3	847.2
Total current liabilities	$2,247.5	$2,192.5
Long-term debt	2,128.9	1,370.4
Deferred income taxes	278.8	232.0
Operating lease liabilities - non-current	3,816.9	3,704.7
Other liabilities	1,803.6	1,580.9
Total liabilities	$10,275.7	$9,080.5
Stockholders’ equity:
Common stock and surplus	$2,295.6	$2,252.4
Retained earnings (deficit)	(16.1)	(35.5)
Accumulated other comprehensive income	31.8	25.6
Total stockholders’ equity	$2,311.3	$2,242.5
Total liabilities and stockholders’ equity	$12,587.0	$11,323.0

DARDEN RESTAURANTS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Twelve Months Ended
	5/25/2025	5/26/2024
Cash flows—operating activities
Net earnings	$1,049.6	$1,027.6
Losses from discontinued operations, net of tax	1.4	2.9
Adjustments to reconcile net earnings from continuing operations to cash flows:
Depreciation and amortization	516.1	459.9
Impairments and disposal of assets, net	49.2	12.4
Stock-based compensation expense	79.1	68.5
Change in current assets and liabilities and other, net	11.6	50.4
Net cash provided by operating activities of continuing operations	$1,707.0	$1,621.7
Cash flows—investing activities
Purchases of land, buildings and equipment	(644.6)	(601.2)
Proceeds from disposal of land, buildings and equipment	2.5	3.3
Cash used in business acquisitions, net of cash acquired	(613.7)	(701.1)
Purchases of capitalized software and changes in other assets, net	(22.5)	(25.6)
Net cash used in investing activities of continuing operations	$(1,278.3)	$(1,324.6)
Cash flows—financing activities
Net proceeds from issuance of common stock	55.6	43.6
Dividends paid	(658.5)	(628.4)
Repurchases of common stock	(418.2)	(453.9)
(Repayment of) proceeds from short-term debt, net	(86.8)	86.8
Proceeds from issuance of long-term debt, net	750.0	500.0
Principal payments on finance leases, net	(21.0)	(19.9)
Payments of debt issuance costs	(6.9)	(11.6)
Net cash used in financing activities of continuing operations	$(385.8)	$(483.4)
Cash flows—discontinued operations
Net cash used in operating activities of discontinued operations	(8.5)	(9.8)
Net cash used in discontinued operations	$(8.5)	$(9.8)

Increase (decrease) in cash, cash equivalents, and restricted cash	34.4	(196.1)
Cash, cash equivalents, and restricted cash - beginning of period	220.1	416.2
Cash, cash equivalents, and restricted cash - end of period	$254.5	$220.1

Reconciliation of cash, cash equivalents, and restricted cash:	5/25/2025	5/26/2024
Cash and cash equivalents	$240.0	$194.8
Restricted cash included in prepaid expenses and other current assets	14.5	25.3
Total cash, cash equivalents, and restricted cash shown in the statement of cash flows	$254.5	$220.1